26 Geological event - Alagoas	12 Months Ended
Dec. 31, 2020
Geological Event - Alagoas
Geological phenomenon - Alagoas
26	Geological event - Alagoas

See accounting police in Note 3.2.3.

The Company operated, until May 2019, salt mining wells located in the city of Maceió, state of Alagoas, with the purpose of supplying raw material to its chlor-alkali and dichloroethane plant. Right after a geological phenomenon in the region in March 2018, the Company started studies through independent specialist institutions to identify the causes of the geological phenomenon and measures to be taken.

In May 2019, the Brazilian Geological Service (“CRPM”) issued a report on the phenomenon claiming its causes were related to Braskem’s salt mining operations. Despite this, the geological phenomenon of unknown causes continued to be investigated, and a series of studies were conducted. In view of these events, on May 9, 2019, Braskem decided to suspend its salt mining activities and the operation of its chlor-alkali and dichloroethane plant.

With the support of independent institutions and nationally and internationally renowned specialists, the Company conducted and has been conducting a series of studies focusing on: (i) understanding the geological phenomenon and possible surface effects; and (ii) analyzing the situation of the wells. The studies have been shared with the National Mining Agency (“ANM”) and other pertinent authorities, with which the Company has been maintaining constant dialogue.

On November 14, 2019, Braskem presented to the ANM measures for shutting down its salt mining fronts in Maceió, with measures for the closure of its wells, and proposed the creation of a protective area surrounding certain wells as a precautionary measure to ensure public safety. These measures are based on a study conducted by the Institute of Geomechanics of Leipzig (“IFG”), in Germany, an international reference in the geomechanical analysis of areas of salt extraction by dissolution, and are being adopted in coordination with the Brazilian Civil Defense and other authorities.

On January 3, 2020, the 3rd Federal Court of Alagoas ratified the Agreement to Support the Relocation of People in Risk Areas (“Agreement”), entered into by Braskem and the State Prosecution Office (“MPE”), the State Public Defender’s Office (“DPE”), the Federal Prosecution Office (“MPF”) and the Federal Public Defender’s Office (“DPU”, and in conjunction with the MPE, DPE and MPF, the “Authorities”). The Agreement establishes cooperative actions for relocating residents from risk areas and guaranteeing their safety, which provides support, under the Financial Compensation and Support for Relocation Program (“PCF”) implemented by Braskem, for the population in specified risk areas.

In June 2020, the Company received from the Authorities an official letter informing it of the updating of the Map of Sectors of Damages and Priority Action Lines by the Civil Defense of Maceió (“Civil Defense Map”), which expanded the area to be relocated. On July 15, 2020, the Company and the Authorities signed the First Amendment to the Agreement to incorporate this expansion into the PCF.

In September 2020, specialized and independent technical studies commissioned by the Company and carried out by internationally recognized entities (“Studies”) were concluded. The Studies presented the potential impacts from the geological event on the surface of the region, bringing an analysis of scenarios in the short and long run, which include areas identified by the Civil Defense Map of June 2020. The Studies were submitted to the competent Authorities for definition of possible actions to be taken under mutual agreement. Given the update of the Civil Defense Map, in September 2020, the Company and the Authorities agreed to include additional properties in the PCF, with the execution of the Instrument of Resolutions in October 2020.

In parallel, as previously disclosed, the Company has been negotiating with the competent authorities the Public-Interest Civil Action for Socio-environmental Reparation proposed by the MPF, related to the geological event in Alagoas.

On December 30, 2020, the Company and the Authorities executed:

(i) the Second Amendment to the Agreement dated January 3, 2020 (“Agreement for Compensation of Residents”) through which the parties agreed to include in the Financial Compensation and PCF the relocation of additional properties defined by the Map of Sectors of the Civil Defense, which was updated in December 2020 to consider, among other information, the areas with future surface impacts, including in the long term, according to the Studies and comprising the area affected and with potential to be affected by the geological event according to these documents; and

(ii) the “Agreement to Dismiss the Public-Interest Civil Action on Socio-Environmental Reparation” and the “Agreement to define the measures to be adopted regarding the preliminary injunctions of the Public-Interest Civil Action on Socio-Environmental Reparation” with the MPF and MPE, the latter as intervening-consenting party (jointly referred to as "Agreement for Socio-Environmental Reparation"), both detailed in Note 26.1(ii). Moreover, the Agreement for Socio-Environmental Reparation envisages the inclusion of other parties, and should be negotiated in the coming months.

As assessed by the Company and its external advisors, considering the short- and long-term effects of technical studies and the existing information and better estimates of expenses for implementing several measures connected with the geological event in Alagoas, the provision recorded on December 31, 2020 is R$9,175,777 with R$4,349,931 under current liabilities and R$4,825,846 under non-current liabilities. On December 31, 2019, the provision was R$3,383,067, with R$1,450,476 under current liabilities and R$1,932,591 under non-current liabilities.

The following table shows the changes in the provision in the fiscal year:

Consolidated
Balance at December 31, 2019	3,383,067
Provisions	7,116,146
Constitution of present value adjusment	(214,319)
6,901,827
Write-offs (*)	(1,181,931)
Realization of present value adjusment	72,814
Balance at December 31, 2020	9,175,777

Current liability	4,349,931
Non-current liability	4,825,846
9,175,777

(*) Of this amount, R$1,137,736 refers to payments made and R$44.195 was reclassified to suppliers.

The amounts included in the provision may be divided among the following action fronts:

a.	Support for relocating and compensating the residents and owners of the properties located in the risk protection and monitoring areas, including properties that require special measures for their relocation, such as hospitals, schools and public equipment.

For this action front, a provision was accrued in the amount of R$5,227,254 (R$5,194,627 net of adjustment to present value), which comprises expenses related to the relocation actions, such as relocation allowance, rent allowance, household goods transportation and the negotiation of individual agreements for compensation the residents and third parties affected.

b.	Actions for closing and monitoring the salt wells. Based on the findings of sonar and technical studies, Braskem has defined stabilization and monitoring actions for all 35 existing salt mining wells. For four of them, the recommendation is to be filled with solid material, a process that should take three years. For the other 31 wells, the recommended actions are: conventional closure using the buffering technique, which consists of pressuring the cavity, a method adopted worldwide for cavities post-operation; confirmation of natural filling status; and, for certain wells, monitoring using sonar. The monitoring system implemented by Braskem provides for actions to be developed during and after the closure of wells, which basically are as follows: (i) monitoring using sonar or through pressure and temperature measurement in salt cavities; (ii) subsidence monitoring system; (iii) monitoring of vibrations using seismographs and microseismographs; and (iv) monitoring by tiltmeter and e inclinometer.

The actions conducted by the Company are based on technical studies by contracted experts, with the recommendations presented to the competent authorities. The Company is implementing the actions approved by ANM.

The plans to close wells have a certain level of uncertainty, given that they may be updated until the cavities reach stabilization. Continuous monitoring is essential for confirming the results of the current recommendations. In addition, the conclusion of the studies to confirm the natural filling of certain cavities and the assessment of the future behavior of cavities to be monitored using sonar could indicate the need for certain additional measures to stabilize them.

The total provision for implementing the measures defined for the 35 wells is R$1,610,095 (R$1,585,366 net of adjustment to present value). The amount was calculated based on existing techniques and solutions planned for the current conditions of the wells, including expenses with technical studies and their monitoring. The amount provisions could be changed in the future, in accordance with the results of the monitoring of the wells, the progress of implementing the plans to close wells, the monitoring of the ongoing measures and other possible natural alterations.

The definition of the necessary measures for the recovery of areas potentially impacted by the geological phenomena depends on a more concrete diagnosis of the situation of the area and further discussion between the Company and the competent authorities (including the ANM).

c.	Social and urban actions, in accordance with the Agreement for Socio-environmental Reparation signed on December 30, 2020, allocating R$1,580,000 (R$1,515,498 net of adjustment to present value) for the adoption of actions and measures in vacated areas, urban mobility and social compensation actions, with R$300 million going to indemnification for social damages and collective pain and suffering and possible contingencies related to the actions in the vacated areas and urban mobility actions.

d.	Additional measures, for which the provision amounts to R$899,934 (R$880,286 net of adjustment to present value), for expenses with: (i) actions related to the Technical Cooperation Agreements entered into with the Civil Defense; (ii) the hiring of external advisors to support the execution of the relocation actions and compensation of the families; (iii) infrastructure to provide services to residents (Residents Center); (iv) expenses with managing the event in Alagoas related to communication, compliance, legal services, etc.; and (v) other matters classified as a present obligation for the Company, even if not yet formalized.

The Company’s provisions are based on current estimates and assumptions and may be updated in the future due to new facts and circumstances, including timing changes, extension and way of execution; effectiveness of action plans, and the conclusion of current and future studies that indicate recommendations of experts, and other new developments on the topic.

Braskem continues to face and could still face various lawsuits filed by individuals or legal entities not included in the PCF or that disagree with the individual proposal of the agreement, as well as potential claims by public utility concessionaires.

The measures related to the mine closure plan are subject to the analysis and approval of ANM, the monitoring of results of the measures and implementation, as well as the changes related to the dynamic nature of geological events.

The actions to repair, mitigate or offset potential environmental impacts and damages, as provided for in the Socio-environmental Reparation Agreement, to be financed by Braskem, will be defined after the conclusion of the Environmental Diagnosis, to be conducted by a specialized and independent company. At this time, it is impossible to predict the outcome of these Environmental Diagnosis studies or their potential implications for additional disbursements to the costs already provisioned for by the Company. Furthermore, the Socio-Environmental Reparation Agreement envisages the potential adherence by other parties, including the municipality of Maceió, which is under negotiation and will continue over the coming months. To date, the Company cannot predict the results of any discussions or any of their associated costs.

Therefore, the Company cannot eliminate the possibility of future developments related to the topic or related expenses, and the costs to be incurred by Braskem may differ from its estimates.

The Company is negotiating with its insurers the coverage of its insurance policies. The payment of compensation will depend on technical assessment of the insurance coverage under these policies, taking into consideration the complexity of the subject. For this reason, no payment of compensation was recognized in the financial statements of the Company.

26.1	Lawsuits pending

In the context of this event, the following lawsuits were filed against the Company:

(i)	Public-Interest Civil Action (ACP) filed by the Alagoas State Prosecution Office (MPE) and the Alagoas State Public Defender’s Office – Reparation for Residents

Public-Interest Civil Action for Socio-environmental Reparation claiming the payment of indemnification for damages caused to the buildings and the residents of areas affected in the Pinheiros district and surrounding areas (currently includes the Mutange, Bebedouro and Bom Parto districts), in the total minimum amount of R$6.7 billion, with initial request for provisional measure to freeze the Company’s financial and other assets in the same amount. Successive orders to freeze funds resulted in the court blocking of R$3.7 billion (*) in assets, with the issue by the Company of a performance bond in the total amount of R$6.4 billion. Once the case reached the Federal Courts, the Federal Prosecution Office started to participate in the action.

(*) The unfreezing occurred in January 2020. On December 31, 2019, the updated amount is presented in the caption judicial deposits in current assets in the amount of R$2,571,683 and in non-current assets in the amount of R$1,174,424 corresponding to the long-term portion of the payment schedule.

The first agreement under the Public-Interest Civil Action for Socio-environmental Reparation was approved on January 3, 2020. The Agreement to Support the Relocation of People in Risk Areas (“Agreement”), entered into by Braskem and the State Prosecution Office (“MPE”), the State Public Defender’s Office (“DPE”), the Federal Prosecution Office (“MPF”) and the Federal Public Defender’s Office (“DPU”, and jointly with the MPE, DPE and MPF, the “Authorities”), establishes cooperative actions for relocating people in risk areas and guaranteeing their safety, which provides support, under the Financial Compensation and Support for Relocation Program (“PCF”) implemented by Braskem, for the population in specified risk areas. The Agreement enabled the unfreezing of the Company’s assets, the replacement of the former performance bond policies for two new policies in the aggregate amount of R$3 billion (with R$2 billion as guarantee of this ACP and R$1billion for guaranteeing the ACP described in item (ii) below) and the cessation of new asset freezing orders.

In July 2020, the first Amendment to the Agreement was executed to include properties in the relocation area and support under the PCF, based on the update of the Map of Sectors of Damages and Priority Action Lines by the Civil Defense of Maceió (“Civil Defense Map”). The Company and the Authorities agreed to include properties in the service area in October, as a result of a new update of the Civil Defense Map after the conclusion of the independent technical and specialized studies engaged by the Company, which indicated potential impacts from the geological event on the region’s surface (“Studies”).

On December 30, 2020, the Company and the Authorities executed a second amendment to the Agreement (“Agreement for Compensation of Residents”) to dismiss the Public-Interest Civil Action, through which the parties agreed to include in PCF the relocation of additional properties defined in the most recent version of the Civil Defense Map and in the Studies. The Agreement for Compensation of Residents includes the area currently affected by the geological event, according to the Civil Defense, and the areas with potential future impacts indicated in the Studies. The Company estimates that the total number of properties covered by PCF after the execution of the second amendment is around 15,000 properties.

Moreover, the Company and the Authorities agreed to: (i) created a technical group to monitor the geological event and study the areas adjacent to the Civil Defense Map for a period of five years; (ii) transfer R$1 billion to Braskem’s bank account specifically to cover the costs of the PCF, in ten monthly installments of R$100 million each, starting in January 2021; and (iii) reduce the performance bond in force, from R$2 billion to R$1.8 billion.

With the approval by the courts of the Agreement for Compensation of Residents on January 6, 2021, this Public-Interest Civil Action was dismissed.

To implement the actions envisaged in the Agreement, the Company undertook to maintain R$2.7 billion in a checking account (R$1.7 billion under the Agreement and an additional R$1 billion under the Amendment), with minimum working capital of R$100 million, whose transactions will be verified by an external audit company. On December 31, 2020, arising from the costs incurred during 2020 related to the PCF, the balance of this checking account corresponded to R$1,322,725 under current assets. During 2021, the Company will allocate R$1 billion to this checking account, in ten monthly installments of R$100 million starting January 2021, as provided for in the Agreement for Compensation of Residents.

(ii)	Public-Interest Civil Action filed by the Alagoas State Federal Prosecution Office (MPF-AL) – Social-environmental reparation

Public-Interest Civil Action claiming the payment by the Company of indemnification for socio-environmental damages and other collective damages, as well as the adoption of corrective and environmental compliance measures, with preliminary injunction requiring the freezing of assets, suspension of borrowings with the BNDES, formation of an own private fund in the initial amount of R$3.1 billion and the pledging of guarantees in the amount of R$20.5 billion. The original amount of the action, initially at R$28.3 billion, was adjusted by a court decision to R$27.6 billion.

In January 2020, the judge of the 3rd Federal Court of Alagoas denied the preliminary requests of the MPF, which filed appealed the decision. To avoid the risk of any new freezing of funds arising from this action, the Company presented a performance bond in the amount of R$1 billion in the process, as defined in the Agreement described in item (i) above.

On December 30, 2020, the Agreement for Socio-environmental Reparation was executed, with the Company mainly undertaking to: (i) adopt the necessary measures to stabilize the cavities and monitor the soil; (ii) repair, mitigate or compensate potential impacts and environmental damages arising from salt mining in the municipality of Maceió; and (iii) repair, mitigate or compensate potential impacts and social and urban damages arising from salt mining in the municipality of Maceió, as detailed below:

(i) To stabilize the cavities and monitor the soil, the Company will continue to implement the action plans involving the closure of mines prepared by Braskem and pending approval by the ANM, whose measures can be adjusted until the stability of cavities is verified.

(ii) Regarding the potential environmental impacts and damages resulting from salt mining in the municipality of Maceió: as agreed with the MPF, the Company hired a specialized independent company to identify and recommend measures for recovering, mitigating or compensating any environmental impacts identified as the result of salt mining activities in Maceió. After the study is concluded, the Company will implement and pay for any measures recommended by the study and agreed upon between the Company and the MPF. Since the study is in progress, we cannot anticipate its outcome or if it will entail additional provisions.

(iii) Regarding potential impacts and social and urban damages arising from salt mining in the city of Maceió: to allocate the total amount of R$1,280 million to adopt actions and measures in vacated areas, urban mobility actions and social compensation actions.

Moreover, the Company and the MPF agreed to: (i) allocate the additional amount of R$300 million for indemnification for social and collective pain and suffering and possible contingencies related to actions in vacated areas and in urban mobility actions; (ii) constitute a security interest on certain assets of the Company in the amount of R$2.8 billion to replace the performance bond of R$ 1 billion; and (iii) engage specialized consulting firms to support the definition of actions established in the Agreement for Socio-environmental Reparation and the update of the Company’s socio-environmental compliance program.

With court approval of the Agreement for Socio-environmental Reparation on January 6, 2021, the Public-Interest Civil Action for Socio-environmental Reparation was dismissed with regard to Braskem. Moreover, this agreement provides for the possibility of including other parties, at the discretion of the main parties.

(iii)	Action for Damages – Pinheiro District Property

Action for Damages filed by Construtora H. Lobo (under court-supervised reorganization), a Contractor that claimed it suffered damages and loss of profits due to an agreement to purchase from Braskem a property in the District of Pinheiro. Said agreement was terminated by Braskem due to lack of payment by the Contractor. Nevertheless, the Contractor claims that Braskem omitted information on the existence of structural problems in the deactivated salt mining wells located on said property. As of December 31, 2020, the amount of this action is R$181 million.

The Management, supported by the opinion of the external legal advisors, classifies the probability of loss in this case as possible.

(iv)	Civil Investigation – Urban Damages

On June 19, 2020, the Company took cognizance of the Civil Investigation launched by the Alagoas State Prosecution Office (MPE) to: (i) calculate the extent of the urban damages caused by the geological event that occurred in Maceió; (ii) seek, jointly with those entitled, necessary and adequate architectural solutions for the destination, restoration and or use of the cited empty spaces left in the districts impacted; (iii) calculate, if applicable, potential compensatory liabilities for the damages caused to the urban order.

On July 13, 2020, the Company was requested to provide preliminary information on the planned use of the region. The object of this Investigation is similar to that of the Public-Interest Civil Action filed by the Federal Prosecution Office in Alagoas related to socio-environmental damages referred to in item (ii) above. In the Socio-environmental Reparation Agreement, executed on December 30, 2020 with the intervenience of the MPE, the extinction of the investigation was agreed. On January 21, 2021, was determinated the dismissal and the establishment of an administrative procedure was determined, with a view to monitoring and inspecting compliance with the Socio-environmental Reparations Agreement.

(v)	Individual actions – Indemnifications related to the impacts of subsidence and relocation of areas affected

On December 31, 2020, Braskem was defendant in several actions, that, in aggregate, involve the amount of approximately R$573 million, filed by individuals in Brazil and abroad, seeking the payment of indemnifications related to the geological event in Maceió.

(vi)	Indemnifying actions - Companhia Brasileira de Trens Urbanos (“CBTU”)

According to Note 37(c), on February 2, the Company was notified of a preliminary injunction requested by the Brazilian Company of Urban Trains (Companhia Brasileira de Trens – CBTU) to maintain the terms of the cooperation agreement signed previously by the parties. The request was denied in the first and second instances, given the fulfillment of the obligations undertaken by Braskem. On February 24, CBTU presented an amendment to the preliminary injunction to claim the payment of damages in the amount of R$ 222,100, as well as obligations to do, including the construction of a new rail line to substitute the stretch that passes through the vacated area. CBTU attributes to the claim the approximate amount of R$1.3 billion.

The Management, supported by the opinion of the external legal advisors, classifies the probability of loss in this case as possible. No judicial deposit or any other type of guarantee has been made.

26.2	Industrial activity

Since the shutdown of its salt mining activities, the Company has been working to adapt its chlor-alkali plant to operate with solid salt to be acquired in the domestic market and/or imported from other regions. The Company resumed its industrial activities in December 2020.